July 3, 2003

                                 MELLON FUNDS TRUST
                                    (THE "TRUST")

                              SUPPLEMENT TO PROSPECTUS
                               DATED DECEMBER 16, 2002

   The following information supplements the information contained in the section of the Trust's Prospectus entitled "Expenses" with respect to Mellon Money Market Fund and Mellon National Municipal Money Market Fund:

   From time to time, The Dreyfus Corporation ("Dreyfus"), of which the fund's investment adviser, Mellon Fund Advisers, is a division, and Mellon Bank, N.A.("Mellon"), the fund's administrator, may limit expenses to the extent that either of them deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus and Mellon at any time without notice.

   The following information supplements and supersedes the information in the section of the Trust's Prospectus entitled "Account Policies and Services" with respect to Mellon Money Market Fund, effective as of July 7, 2003:

   The net asset value per share of Mellon Money Market Fund is generally calculated as of 12:00 noon Eastern time.
               -------------------------------------------------

   At a meeting of the Board of Trustees held on June 3, 2003, the Board approved certain changes to the investment policies of Mellon Balanced Fund (the "Balanced Fund"), which include: (i) changing the target investment allocation of the Balanced Fund's assets from 55% equity securities and 45% bonds and money market instruments to 60% equity securities and 40% bonds and money market instruments; (ii) changing the amount the Balanced Fund may deviate from the target allocation from 10% to 15% (above or below the target allocation); and
(iii) allowing the Balanced Fund to invest in shares of Mellon Small Cap Stock Fund, in addition to investing in Mellon Mid Cap Stock Fund, Mellon
International Fund and Mellon Emerging Markets Fund (collectively, the "Underlying Funds"). The Balanced Fund's investment in each of the Underlying Funds is subject to a separate limit of 20% of the Balanced Fund's total assets. These changes became effective as of June 10, 2003.

The following information supplements and supersedes any contrary information contained in the Section of the Trust's Prospectus entitled "Management":

   Eric N. Gutterson, CFA, has been a portfolio manager of Mellon Bond Fund since June 2003 and a portfolio manager at Dreyfus since June 2003. He is also vice president of Boston Safe Deposit and Trust Company and Mellon Bank, N.A., which he joined in October, 2001. Prior to joining Mellon Bank, N.A. he was a member of the fixed income team and managed institutional portfolios at Back Bay Advisors since 1990.

                          (CONTINUED ON REVERSE SIDE)

   The references concerning John F. Poole in the section entitled "Management" are deleted because he is no longer the portfolio manager of Mellon Bond Fund.

   Effective January 2003, Mellon Income Stock Fund's primary portfolio manager is D. Gary Richardson.

   Effective January 2003, Mellon Balanced Fund's co-primary portfolio managers are D. Gary Richardson and Lawrence R. Dunn.

   Effective January 2003, Mellon Emerging Markets Fund's primary portfolio manager is D. Kirk Henry.

                                                                      MPAMs0703